Exhibit 10.10

Execution Version

SECOND AMENDED AND RESTATED STOCKHOLDER RIGHTS AGREEMENT

This SECOND AMENDED AND RESTATED STOCKHOLDER RIGHTS AGREEMENT (this “Agreement”), dated as of September 4, 2007, is by and among (a) Elixir Pharmaceuticals, Inc., a Delaware corporation (the “Company”), (b) the individuals and entities identified as Purchasers (the “Series A Purchasers”) in that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of December 29, 2000, by and among the Company and the Purchasers thereto (the “Series A Purchase Agreement”), which Series A Purchasers are listed on Schedule I below, (c) each of the holders of Founders Stock named herein (the “Founders”), which Founders are listed on Schedule II below, (d) the individuals and entities identified as Purchasers (the “Series B Purchasers”) in that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of February 4, 2003, by and among the Company and the Purchasers thereto, as amended by those Amendments Nos. 1, 2 and 3, dated as of July 9, 2003, September 24, 2003 and February 2, 2004, respectively (as fully amended, the “Series B Purchase Agreement”), which Series B Purchasers are listed on Schedule III below, (e) Bristol-Myers Squibb Company, a Delaware corporation (“BMS”), (f) the individuals and entities identified as Purchasers (the “Series C Purchasers”) in that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of June 19, 2006, by and among the Company and the Purchasers thereto (the “Series C Purchase Agreement”), which Series C Purchasers are listed on Schedule IV below, (g) the individuals and entities identified as Purchasers (the “Series D Purchasers”) in that certain Series D Convertible Preferred Stock Purchase Agreement, dated as of September 4, 2007, by and among the Company and the Purchasers thereto (the “Purchase Agreement”), which Series D Purchasers are listed on Schedule V below and (h) each other person or entity who or which becomes a party to this Agreement by executing an Instrument of Accession substantially on the terms and in the form of Exhibit A hereto (an “Other Purchaser” and, collectively with the Series A Purchasers, the Series B Purchasers, the Series C Purchasers, the Series D Purchasers and BMS, the “Purchasers”).

WHEREAS, the Company is proposing to sell shares of its authorized and unissued Series D Convertible Preferred Stock, $0.001 par value per share, and warrants to acquire shares or its authorized and unissued Common Stock (as defined below) pursuant to the terms of the Purchase Agreement (the transactions referred to therein are collectively referred to herein as the “Financing”); and

WHEREAS, as a condition precedent to the Financing, the Company, the Purchasers (as defined in the Prior Agreement, as defined below), and the purchasers under the Purchase Agreement desire to enter into this Agreement to amend and restate the Amended and Restated Stockholder Rights Agreement, dated as of June 19, 2006 (the “Prior Agreement”), among the Company and the stockholders named therein in its entirety pursuant to the terms hereof;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” shall include, with respect to a Purchaser which is a partnership or limited liability company, its partners, members, former partners, former members or an entity managed by the same manager or managing partner or management company, or managed or owned by an entity controlling, controlled by, or under common control with, such manager or managing partner or management company.

“BMS Agreement” shall mean that certain License Agreement by and between BMS and the Company, dated as of April 25, 2005, as such agreement may be amended or restated.

“BMS Originally Issued Common Shares “ shall means shares of Common Stock issued to BMS by the Company pursuant to Section 8.2.2(b) of the BMS Agreement (but not shares of Series B Preferred Stock, or Common Stock issued or issuable upon conversion thereof, held by BMS, which shares are included in the Preferred Shares and Conversion Shares, respectively).

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the Common Stock, $0.001 par value per share, of the Company, as constituted as of the date of this Agreement.

“Conversion Shares” shall mean shares of Common Stock issued upon conversion of the Preferred Shares.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Founders Stock” shall mean the Common Stock now owned or hereafter acquired by Leonard T. Guarente, Cynthia Kenyon, Cindy Bayley, Louis Kunkel and Annibale Puca.

“Preferred Shares” shall mean shares of Preferred Stock.

“Preferred Stock” shall mean the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

“Registration Expenses” shall mean the expenses so described in Section 8.

“Restricted Stock” shall mean the Conversion Shares, any shares of Common Stock issued or issuable upon conversion of the warrants issued pursuant to the terms of the Series C Purchase Agreement or the Purchase Agreement (the “Warrant Shares”) and the BMS Originally Issued Common Shares, excluding Conversion Shares, Warrant Shares and BMS Originally Issued Common Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act. For the purposes of sections 5, 7, 8, 9, 11 and 12 hereof, Restricted Stock shall also include Founders Stock.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean the expenses so described in Section 8.

“Series A Preferred Stock” shall mean the Series A Convertible Preferred Stock, $0.001 par value per share, together with the Series A-2 Convertible Preferred Stock, $0.001 par value per share, of the Company, each as constituted as of the date of this Agreement.

“Series B Preferred Stock” shall mean the Series B Convertible Preferred Stock, $0.001 par value per share, together with the Series B-1 Convertible Preferred Stock, $0.001 par value per share and the Series B-2 Convertible Preferred Stock, $0.001 par value per share, of the Company, each as constituted as of the date of this Agreement.

“Series C Preferred Stock” shall mean the Series C Convertible Preferred Stock, $0.001 par value per share, of the Company, as constituted as of the date of this Agreement.

“Series D Preferred Stock” shall mean the Series D Convertible Preferred Stock, $0.001 par value per share, of the Company, as constituted as of the date of this Agreement.

2. Restrictive Legend. Each certificate representing Preferred Shares, Conversion Shares, BMS Originally Issued Common Shares or Founders Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Goodwin Procter LLP shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares, Conversion Shares, BMS Originally Issued Common Shares or Founders Stock (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Goodwin Procter LLP shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more Affiliates of the transferor. Each certificate for Preferred Shares, Conversion Shares, BMS Originally Issued Common Shares or Founders Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

4. Required Registration. (a) At any time after the earliest of (i) six (6) months after any registration statement covering the initial public offering of securities of the Company under the Securities Act shall have become effective, (ii) six (6) months after the Company shall have become a reporting company under Section 12 of the Exchange Act, and (iii) the third (3rd) anniversary of the date of this Agreement, the holders of Restricted Stock constituting at least 40% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Restricted Stock for which registration has been requested shall constitute at least 20% of the total shares of Restricted Stock originally issued if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d), the term “Restricted Stock” shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

(b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective.

(c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

5. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock, and further, the Company shall not be required, pursuant to this Section 5, to include any Restricted Stock in a Registration Statement if such Restricted Stock can then be sold pursuant to Rule 144(k).

6. Registration on Form S-3. If at any time (i) a holder or holders of Preferred Shares or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and provided, further, however, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as is reasonable:

(a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

(d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

(h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and one hundred twenty (120) days after the effective date thereof.

In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature.

8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called “Selling Expenses.”

The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

9. Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary, free writing or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller thereunder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary, free writing or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case only if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred; provided further, that in no event shall the indemnifying party be required to pay the expenses of more than one law firm as counsel for the indemnified party.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case: (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

12. Covenants of the Company. The Company covenants and agrees with each of the Purchasers that:

(a) Financial Statements, Reports, Etc. The Company shall furnish to each Purchaser holding 750,000 Preferred Shares and/or Conversion Shares:

1. within ninety (90) days after the end of each fiscal year of the Company a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants of recognized national standing selected by the board of directors of the Company (the “Board of Directors”);

2. within thirty (30) days after the end of each month in each fiscal year (other than the last month in each fiscal year) a consolidated balance sheet of the Company and its subsidiaries, if any, and the related consolidated statements of income, stockholders’ equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the principal financial officer of the Company, such consolidated balance sheet to be as of the end of such month and such consolidated statements of income, stockholders’ equity and cash flows to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements for the prior fiscal year;

3. within forty-five (45) days after the end of each fiscal quarter a consolidated balance sheet of the Company and its subsidiaries, if any, and the related consolidated statements of income, stockholders’ equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the principal financial officer of the Company, such consolidated balance sheet to be as of the end of such fiscal quarter and such consolidated statements of income, stockholders’ equity and cash flows to be for such fiscal quarter and for the period from the beginning of the fiscal year to the end of such fiscal quarter, in each case with comparative statements for the prior fiscal year;

4. at the time of delivery of each annual financial statement pursuant to Section 12(a)(1), (i) a certificate executed by the principal financial officer of the Company stating that such officer has caused this Agreement and the Preferred Stock to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or the Preferred Stock or, if such officer has such knowledge, specifying such default and the nature thereof and (ii) a capitalization table reflecting the fully-diluted ownership of the capital stock of the Company as of the last day of the fiscal year presented in such financial statements;

5. at the time of delivery of each quarterly statement pursuant to Section 12(a)(3), (i) a management narrative report explaining all significant variances from forecasts and all significant current developments in staffing, marketing, sales and operations and (ii) a capitalization table reflecting the fully-diluted ownership of the capital stock of the Company as of the last day of the fiscal quarter presented in such quarterly statement;

6. promptly following each future equity financing, hypothetical liquidation waterfall illustrations based on one times (1x), one-half times (1.5x) and two times (2x) the post-money valuation of the Company as of such equity financing and other facts and reasonable estimates as of the last day of the quarter prior to the quarter in which such equity financing occurs;

7. no later than thirty (30) days prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

8. promptly following receipt by the Company, each audit response letter, accountant’s management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

9. promptly after the commencement thereof, notice of: (i) all actions, suits, claims, proceedings, investigations and inquiries of the type described in Section 3.7 of the Purchase Agreement, if any; (ii) any material breach of the covenants set forth in Section 12 hereof; (iii) any event which causes any representation and warranty in the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement or the Purchase Agreement to become materially untrue as of the date such representation or warranty was made; (iv) any material labor disputes in which the Company is involved; and (v) any other material adverse change to the Company’s business, prospects, financial condition, operations, property or affairs;

10. promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its stockholders or directors or files with the Commission; and

11. promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries as such Purchaser reasonably may request.

(b) Right of Participation. The Company shall, prior to any proposed issuance by the Company of any of its securities (other than the Subsequent Closing Shares and Subsequent Closing Warrants, each as defined in the Purchase Agreement, and debt securities with no equity feature), offer to each Purchaser by written notice the right, for a period of thirty (30) days, to purchase for cash at an amount equal to the price or other consideration for which such securities are to be issued, a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such securities that are so convertible, exercisable or exchangeable), such Purchaser will continue to maintain its same proportionate equity ownership in the Company as of the date of such notice (treating each Purchaser, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to such Purchaser upon conversion, exercise and exchange of all securities (including but not limited to the Preferred Shares) held by such Purchaser on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock and assuming the like conversion, exercise and exchange of all such other securities held by all other securityholders); provided, however, that the participation rights of the Purchasers pursuant to this Section 12(b) shall not apply to securities issued (A) upon conversion of any of the Preferred Shares, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided, however, that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) pursuant to subscriptions, warrants, options, convertible securities, or other rights which are listed in the Corporation Disclosure Schedules to the Purchase Agreement as being outstanding on the date of this Agreement, (D) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity, (E) pursuant to a firm commitment public offering, (F) pursuant to the exercise of options to purchase Common Stock granted to directors, officers, employees or consultants of the Company in connection with their service to the Company, pursuant to stock option plans approved by the Board of Directors, not to exceed in the aggregate the Option Basket (as such term is defined below) (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock) (the shares exempted by this clause (G) being hereinafter referred to as the “Reserved Employee Shares”), (H) in connection with any equipment lease financing, licensing, collaboration, or other joint venture transaction approved by a majority of the Board of Directors, which majority must include each of the Purchaser Nominees (as such term is defined in the Fourth Amended and Restated Voting Agreement dated as of the date hereof (the “Voting Agreement”) by and among the Company and the stockholder parties thereto), (I) shares of capital stock of the Company issued and sold to a collaborative partner of the Company in a private placement closing simultaneously with the closing of the Company’s initial public offering, provided that such issuance and sale is approved by a majority of the Board of Directors, which majority must include each of the Purchaser Nominees, (J) pursuant to the

Purchase Agreement or shares issuable upon conversion or exercise of securities issued pursuant to the Purchase Agreement, (K) pursuant to the Compton Agency Agreement (as defined in the Purchase Agreement) or (L) upon exercise of any right that was not itself in violation of the terms of this Section 12(b). The Company’s written notice to the Purchasers shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. Each Purchaser may accept the Company’s offer as to the full number of securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid thirty (30) day period, in which event the Company shall promptly sell and such Purchaser shall buy, upon the terms specified, the number of securities agreed to be purchased by such Purchaser. The Company shall be free at any time prior to ninety (90) days after the date of its notice of offer to the Purchasers, to offer and sell to any third party or parties the remainder of such securities proposed to be issued by the Company (including but not limited to the securities not agreed by the Purchasers to be purchased by them), at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Purchasers. However, if such third party sale or sales are not consummated within such ninety (90) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 12(b). The Purchasers shall have a right of over-subscription such that if any Purchaser fails to accept the Company’s offer as to the full number of securities offered to such Purchaser pursuant to this Section 12(b), the other Purchasers shall, among them, have the right to purchase up to the balance of the offered securities not so purchased. Such right of over-subscription may be exercised by a Purchaser by accepting the Company’s offer as to more than the full amount of securities offered to such Purchaser. If, as a result thereof, such over-subscriptions exceed the total number of securities available in respect of such over-subscription privilege, the oversubscribing Purchasers shall be cut back with respect to their over-subscriptions on a pro rata basis in accordance with the full number of securities offered to each of them by the Company or as they may otherwise agree among themselves.

For the purposes of Section 12(b), the term “Option Basket” shall mean that number of shares equal to 23,523,824 (equitably adjusted to reflect stock splits, stock dividends, combinations of shares and the like); provided, that such amount of shares may be increased upon approval by a majority of the Board of Directors (which majority shall include the Purchaser Nominees) of an increase in the amount of shares covered by an existing or newly-approved equity incentive plan.

(c) Reserve for Conversion Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Preferred Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Preferred Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Shares.

(d) Corporate Existence. The Company shall preserve, protect and maintain and, except as otherwise permitted by Section 12(o) cause each of its subsidiaries (if any) to preserve, protect and maintain, their respective corporate existence, rights, franchises and privileges and all properties necessary or useful to the proper conduct of its business.

(e) Properties, Business, Insurance. The Company shall maintain and cause each of its subsidiaries (if any) to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall obtain within ninety (90) days of the date hereof and shall thereafter maintain in effect a directors and officers insurance policy, such policy with terms and in an amount consistent with industry standards for similarly situated companies which shall be mutually agreed to by the Company and the Initial Purchasers (as defined in the Purchase Agreement). The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy. If requested by Purchasers holding at least a majority of the outstanding Preferred Shares, the Company will add one designee of such Purchasers as a notice party for each such policy and shall request that the issuer of each policy provide such designee with ten (10) days’ notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned or before any change is made in the beneficiary thereof.

(f) Inspection, Consultation and Advice. The Company shall permit and cause each of its subsidiaries (if any) to permit each Purchaser holding 750,000 Preferred Shares and/or Conversion Shares and such persons as it may designate, at such Purchaser’s expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Purchaser and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all during normal business hours and upon reasonable notice.

(g) Restrictive Agreements Prohibited. Neither the Company nor any of its subsidiaries shall become a party to any agreement which by its terms restricts the Company’s performance of any of the Purchase Agreement, the Ancillary Agreements (as defined in the Purchase Agreement) or the Restated Certificate (as defined in the Purchase Agreement).

(h) Transactions with Affiliates. Except for transactions contemplated by this Agreement or as otherwise approved by the Board of Directors, neither the Company nor any of its subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person’s employment.

(i) Expenses of Directors. The Company shall promptly reimburse in full, each director of the Company who is not an employee of the Company and who was elected as a director solely or in part by the holders of Series B Preferred Stock or Series D Preferred Stock for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors or any Committee thereof.

(j) Board of Directors Meetings. The Company shall use its best efforts to ensure that meetings of the Board of Directors are held at least four (4) times each year and at least once each quarter. Pursuant to those certain letter agreements, by and between the Company and each of Tredegar Investments and the Trustees of Boston University, the Company shall, pursuant to the terms and conditions of such letter agreements, permit each such person to have one (1) representative attend each meeting of the Board of Directors and each meeting of any Committee thereof and to participate in all discussions during each such meeting. The Company shall send to each such Purchaser and designee the notice of the time and place of such meeting in the same manner and at the same time as it shall send such notice to its directors or committee members, as the case may be. The Company shall also provide to each such Purchaser and designee copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors or Committee, except for information reasonably designated as proprietary information by the Board of Directors.

(k) By-laws. The Company shall at all times cause its By-laws to provide that, (a) unless otherwise required by the laws of the State of Delaware, (i) any two (2) directors or (ii) any holder or holders of at least twenty-five percent (25%) of the outstanding shares of Preferred Stock, shall have the right to call a meeting of the Board of Directors or stockholders and (b) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Third Amended and Restated Certificate of Incorporation. The Company shall at all times maintain provisions in its By-laws and/or Third Amended and Restated Certificate of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

(l) Performance of Contracts. The Company shall not materially amend, modify, terminate, waive or otherwise alter, in whole or in part, any of the Employee NDAs (as defined in the Purchase Agreement) or the non-competition agreements without the approval of the Board of Directors.

(m) Vesting of Reserved Employee Shares. The Company shall not grant to any of its employees options to purchase Reserved Employee Shares which will become exercisable at a rate in excess of 25% per annum from the date of such grant without the unanimous written consent of the Purchaser Nominees.

(n) Employee Nondisclosure and Development Agreements. The Company shall use its best efforts to obtain, and shall cause its subsidiaries (if any) to use their best efforts to obtain, an Employee NDA in substantially the form of Exhibit I-1 or Exhibit I-2 to the Purchase

Agreement from all future officers, key employees and other employees who will have access to confidential information of the Company or any of its subsidiaries, upon their employment by the Company or any of its subsidiaries.

(o) Activities of Subsidiaries. The Company will not organize or acquire any entity that is a subsidiary unless such subsidiary is wholly-owned (directly or indirectly) by the Company. The Company shall not permit any subsidiary to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any subsidiary may (i) consolidate or merge into or with or sell or transfer assets to any other subsidiary, or (ii) merge into or sell or transfer assets to the Company. The Company shall not sell or otherwise transfer any shares of capital stock of any subsidiary, except to the Company or another subsidiary, or permit any subsidiary to issue, sell or otherwise transfer any shares of its capital stock or the capital stock of any subsidiary, except to the Company or another subsidiary. The Company shall not permit any subsidiary to purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of its stock, except for dividends or other distributions payable to the Company or another subsidiary.

(p) Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

(q) Keeping of Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(r) Change in Nature of Business; Transfer of Assets. The Company shall not make, or permit any subsidiary to make, any material change in the nature of its business as set forth in the Business Plan (as defined in the Purchase Agreement), or make a material transfer of its assets, without the written consent of each of the Purchaser Nominees.

(s) U.S. Real Property Interest Statement. The Company shall provide prompt written notice to each Purchaser following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(i)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by any Purchaser, the Company shall provide such Purchaser with a written statement informing the Purchaser whether such Purchaser’s interest in the Company constitutes a U.S. real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to any Purchaser shall be delivered to such Purchaser within ten (10) days of such Purchaser’s written request therefor. The Company’s obligation to furnish a written statement pursuant to this Section 12(s) shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market, but only to the extent required under Section 897 of the Code.

(t) Compensation and Audit Committees. The Company shall, by amending its By-laws or otherwise, establish and maintain a Compensation Committee of the Board of Directors (the “Compensation Committee”), which shall consist of four (4) directors, including each of the Purchaser Nominees, and an Audit Committee of the Board of Directors (the “Audit Committee”), which shall consist of three (3) directors, at least one of whom shall be a Purchaser Nominee, provided, however, that no director elected to the Compensation Committee shall be an officer of the Company. No compensation or other remuneration at an annual rate in excess of $150,000 shall be paid to, and no capital stock of the Company shall be issued or granted to, any director, officer or employee of, or any consultant or adviser to, the Company or any of its subsidiaries, without the approval of the Compensation Committee. No employee stock option plan, employee stock purchase plan, employee restricted stock plan or other employee stock plan shall be established without the approval of the Compensation Committee. The Audit Committee shall select (subject to the approval of the Board of Directors) and provide instructions to the Company’s auditors.

(u) Termination of Covenants. The covenants set forth in Section 12(s) shall terminate and be of no further force or effect as to each of the Purchasers when such Purchaser no longer holds any shares of capital stock of the Company. All of the other covenants set forth in this Section 12 shall terminate and be of no further force or effect on the earlier of (i) the closing of the Company’s first firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or its then equivalent) under the Securities Act of 1933, as amended, pursuant to which (A) the aggregate price paid by the public for the purchase of Common Stock is at least $25,000,000, (B) the per-share price paid by the public for such Common Stock is at least $5.00 per share and (C) the Common Stock is listed on a nationally recognized United States securities market, (ii) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise, approved by the Board of Directors, which approval must include the approval of each of the Purchaser Nominees, or (iii) as to each of the Purchasers, when such Purchaser owns less than 25% of the Preferred Shares owned by such Purchaser on the date hereof (equitably adjusted to reflect stock splits, stock dividends, combinations of shares and the like).

13. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if (i) there is transferred to such transferee at least 25% of the total shares of Restricted Stock then held by such transferor or (ii) such transferee is an Affiliate of a party hereto.

(b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

•	if to the Company, at the address of such party set forth in the Purchase Agreement;

•	if to a Series A Purchaser, at the address of such party set forth in Schedule I hereto;

•	if to a Series B Purchaser, at the address of such party set forth in Schedule III hereto;

•	if to a Series C Purchaser, at the address of such party set forth in Schedule IV hereto;

•	if to a Series D Purchaser, at the address of such party set forth in Schedule V hereto

•	if to a Founder, at the address of such party set forth in Schedule II hereto;

•	if to BMS, at the address set forth in the BMS License Agreement;

•	if to any subsequent holder of Preferred Shares, Restricted Stock or Founders Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares, Restricted Stock or Founders Stock) or to the holders of Preferred Shares, Restricted Stock or Founders Stock (in the case of the Company) in accordance with the provisions of this paragraph.

(c) This Agreement and any claim, controversy or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the State of Delaware.

(d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds (66 2/3%) of the shares of Restricted Stock (not including the Warrant Shares); provided, however, (1) that any amendment, modification or waiver adverse to the rights of the holders of Founders Stock may be effected only with the written consent of the holders of a majority of outstanding Founders Stock so affected, and (2) any amendment, modification or waiver materially adverse to the registration rights provided by this Agreement as of the date first written above for the Preferred Shares originally issued to BMS (the “BMS Preferred

Shares”) or any outstanding BMS Originally Issued Common Shares may be effected only with the written consent of the holders of a majority of the outstanding BMS Preferred Shares plus any outstanding BMS Originally Issued Common Shares so affected, or absent such consent, only if the Company grants in writing to the holders of the outstanding BMS Preferred Shares and any outstanding BMS Originally Issued Common Shares so affected the same or substantially the same registration rights for such shares as provided by this Agreement as of the date hereof (taking into account any permitted amendments, modifications or waivers thereto). It is understood and agreed that none of the following shall be deemed to be adverse to the holders of Founders Stock or the registrations rights provided by this Agreement for the BMS Preferred Shares and any BMS Originally Issued Common Shares (i) an expansion of the definition of Restricted Stock, or (ii) modification of any time period(s) or percentage or dollar threshold(s), provided that any such modification(s) apply to all the Restricted Stock. The number of shares of capital stock held by each party under this Agreement shall be determined on an as-converted to Common Stock basis. Notwithstanding anything herein to the contrary, immediately prior to the Subsequent Closing (as defined in the Purchase Agreement), Schedule V hereto will be amended (without the need for any consent from any party hereto other than the Company) to list the name and address of any Additional Purchaser participating in the Subsequent Closing.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures.

(f) The obligations of the Company to register shares of Restricted Stock and Founders Stock under Sections 4, 5 or 6, as the case may be, shall terminate on the seventh anniversary of the effective date of the registration statement covering the initial public offering of securities of the Company under the Securities Act.

(g) If requested in writing by the Company and the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock or Founders Stock who is a party to this Agreement shall not sell publicly, or otherwise transfer or dispose of, any shares of Restricted Stock, Founders Stock or any other shares of Common Stock (other than shares of Restricted Stock, Founders Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than one hundred eighty (180) days following the effective date of the registration statement relating to such offering (the “Lock-Up Period”); provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed to the same restrictions with such underwriters; and further provided that the Company shall use its reasonable best efforts to ensure that such market standoff agreements provide for periodic early releases of portions of the securities subject to the restrictions set forth in this section upon the occurrence of certain specified events and in the event of any early release of such securities, all Purchasers will be released on a pro rata basis from such market standoff agreements. Each holder of Restricted Stock or Founders Stock who is a party to this Agreement agrees that if (i) during the last seventeen (17) days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be automatically extended until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(h) Notwithstanding the provisions of Section 7(a), the Company’s obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed one hundred eighty (180) days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

(i) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

(j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

14. Termination of Prior Agreement. Notwithstanding anything to the contrary contained in the Prior Agreement, the undersigned Company, holders of at least two-thirds (66 2/3%) of the outstanding shares of Restricted Stock (as defined in the Prior Agreement) hereby agree, acting in accordance with Section 13(d) of the Prior Agreement, that the Prior Agreement is hereby amended and restated in its entirety, renamed and superseded by the terms and conditions of this Agreement.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

ELIXIR PHARMACEUTICALS, INC.

By:	/s/ William K. Heiden
Name:	William K. Heiden
Title:	President and Chief Executive Officer

Signature Page to Second Amended and Restated Stockholder Rights Agreement

Schedule I
to Second Amended and
Restated Stockholder Rights
Agreement

Series A Purchasers

ARCH Venture Fund V, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

ARCH V Entrepreneurs Fund, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

MPM BioVentures II, L.P

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures II-QP, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures Gmbh & CO. Parallel –

Beteiligungs KG

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM Asset Management Investors 2001 LLC

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

mRNA Fund L.P.

222 Berkeley Street,

Suite 1650

Boston, MA 02116

Omega Fund II, L.P.

c/o International Private Equity Services Limited

P.O. Box 431, Alexander House. 13-15 Victoria Road

St. Peter Port, Guernsey GY1 3ZD, Channel Islands

United Kingdom

Oxford Bioscience Partners III L.P.

222 Berkeley Street,

Suite 1650

Boston, MA 02116

Oxford Bioscience Partners (Bermuda) III Limited Partnership

222 Berkeley Street,

Suite 1650

Boston, MA 02116

Oxford Bioscience Partners (Adjunct) III L.P.

222 Berkeley Street,

Suite 1650

Boston, MA 02116

Trustees of Boston University

108 Bay State Road

Boston, MA 02215

Schedule II
to Second Amended and
Restated Stockholder Rights
Agreement

Holders of Founders Stock

Leonard P. Guarente, PhD

MIT

31 Ames Street

Bldg 68, Room 280

Cambridge, MA 02139

Cynthia Kenyon, PhD

55 Los Pinos Spur

Nicasio, CA 94946-9759

Cindy Bayley, PhD

P.O. Box 5237

Norwell, MA 02061

Louis Kunkel

Division of Genetics, Enders 5

Children’s Hospital

300 Longwood Ave.

Boston, MA 02115

Annibale Puca

Via San pasquale 24

80100 Napoli

Italy

The Boston Foundation

75 Arlington Street

Boston, MA 02116

Schedule III
to Second Amended and
Restated Stockholder Rights
Agreement

Series B Purchasers

Larry Abrams

101 Westcott Street, Apt 1601

Houston, TX 77007

AHI/ELX Associates, LLC

c/o Angel Healthcare Investors, LLC

One Gateway Center, Suite 902

Newton, MA 02458

Prince Ahmad Bin Khalid Al-Saud

21650 Oxford Street,

Suite 100

Woodland Hills, CA 91367-4907

Bristol-Myers Squibb Company

P.O. Box 4000

Route 206 & Province Line Road

Princeton, NJ 08543-4000

ARCH Venture Fund V, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

ARCH V Entrepreneurs Fund, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

Franklin M. Berger

470 Park Avenue South

9th Floor North

New York, NY 10016

Trustees of Boston University

108 Bay State Road

Boston, MA 02215

Wellington Chen and Josephine Chen, JTWROS

Attn: Josephine Chen

17869 Tramonto Drive

Pacific Palisades, CA 90272

DeA Capital SpA (formerly Cdb Web Tech SpA)

Via Borgonuovo, 24

20121 Milano, Italy

Healthcare Focus Fund, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

INDALCO S.A.

Attention: Frank Walters

c/o Moore Stephens Services, SAM

L’Estoril, Bloc C

31 Avenue Princesse Grace

MC 98000 Monaco

MPM BioVentures II, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures II-QP, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures Gmbh & Co. Parallel –

Beteiligungs KG

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM Asset Management Investors 2001 LLC

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

mRNA Fund L.P.

222 Berkeley Street

Boston, MA 02116

MunMun International Ltd.

c/o Saudi Fal Group

PO Box 4900

Riyadh, Saudi Arabia

NADFA Ltd.

PO Box 10071

Riyadh 11433

Kingdom of Saudi Arabia

Oxford Bioscience Partners III L.P.

222 Berkeley Street

Boston, MA 02116

Oxford Bioscience Partners (Adjunct) III L.P.

222 Berkeley Street

Boston, MA 02116

Oxford Bioscience Partners (Bermuda) III

Limited Partnership

222 Berkeley Street

Boston, MA 02116

Saudi Venture Development Company Ltd.

PO Box 9175

Riyadh 11413

Saudi Arabia

Omega Fund II, L.P.

c/o International Private Equity Services Limited

P.O. Box 431, Alexander House. 13-15 Victoria Road

St. Peter Port, Guernsey GY1 3ZD, Channel Islands

United Kingdom

Teachers Insurance and Annuity Association of America

730 3rd Avenue

Attn: Holly Holtz (Securities Division)

New York, NY 10017

Tako Ventures, LLC

c/o Steven Fink

CEO Lawrence Investments

3610 Serra Road

Malibu, CA 90265

Ziad A. Al-Sudiary

PO Box 10071

Riyadh 11433

Kingdom of Saudi Arabia

Schedule IV
to Second Amended and
Restated Stockholder Rights
Agreement

Series C Purchasers

Larry Abrams

101 Westcott Street, Apt 1601

Houston, TX 77007

AHI/ELX Associates, LLC

c/o Angel Healthcare Investors, LLC

One Gateway Center, Suite 902

Newton, MA 02458

Prince Ahmad Bin Khalid Al-Saud

21650 Oxford Street,

Suite 100

Woodland Hills, CA 91367-4907

Ziad A. Al-Sudiary

PO Box 10071

Riyadh 11433

Kingdom of Saudi Arabia

ARCH Venture Fund V, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

ARCH V Entrepreneurs Fund, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

Franklin M. Berger

470 Park Avenue South

9th Floor North

New York, NY 10016

CDIB BioScience Ventures I, Inc.

9191 Towne Centre Drive, Suite 575

San Diego, CA 92122

fax : 858-552-6811

Attn: Chin-tuck Lee

9F-1, No. 205, Sec 3, Peishin Road, Hsintien City, Taipei, Taiwan

fax : 886-2-8913-1955

Attn: Cynthia Hsiah

Wellington Chen and Josephine Chen, JTWROS

Attn: Josephine Chen

17869 Tramonto Drive

Pacific Palisades, CA 90272

DeA Capital SpA (formerly Cdb Web Tech SpA)

Via Borgonuovo, 24

20121 Milano, Italy

Healthcare Focus Fund, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

INDALCO S.A.

Attention: Frank Walters

c/o Moore Stephens Services, SAM

L’Estoril, Bloc C

31 Avenue Princesse Grace

MC 98000 Monaco

JAFCO Life Science No.1 Investment Enterprise Partnership

c/o JAFCO Co., Ltd.

1-8-2, Marunouchi, Chiyoda-ku, Tokyo 100-005 Japan

Attn: Miki Murata, Assistant Manager, Life Science Investment Department

Paul B. Kopperl 1997 Trust (formerly Paul B. Kopperl)

6 Deer Hill Road

P.O. Box 301

West Stockbridge, MA 01266

MMM Ltd.

PO Box 10071

Riyadh 11433

Kingdom of Saudi Arabia

MPM BioVentures II, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures II-QP, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures GMBH & Co. Parallel-Beteiligungs KG

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM Asset Management Investors 2001 LLC

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MunMun International Ltd.

c/o Saudi Fal Group

PO Box 4900

Riyadh, Saudi Arabia

NADFA Ltd.

PO Box 10071

Riyadh 11433

Kingdom of Saudi Arabia

Omega Fund II, L.P.

c/o International Private Equity Services Limited

P.O. Box 431, Alexander House. 13-15 Victoria Road

St. Peter Port, Guernsey GY1 3ZD, Channel Islands

United Kingdom

Oxford Bioscience Partners III L.P.

222 Berkeley Street, Suite 1650

Boston, MA 02116

Oxford Bioscience Partners (Bermuda) III Limited Partnership

222 Berkeley Street, Suite 1650

Boston, MA 02116

Oxford Bioscience Partners (Adjunct) III L.P.

222 Berkeley Street, Suite 1650

Boston, MA 02116

mRNA Fund L.P.

222 Berkeley Street, Suite 1650

Boston, MA 02116

Philip R. Reilly

145 Monument ST.

Concord, MA 01742

Saudi Venture Development Company Ltd.

PO Box 9175

Riyadh 11413

Saudi Arabia

Taiwan Global Biofund

4F, 51, Sec.2, Chung Ching South Rd., Taipei, Taiwan

Trustees of Boston University

108 Bay State Road

Boston, MA 02215

Bonnie D. Zell

1420 Terry Ave., Unit 2301

Seattle, WA 98101

Schedule V
to Second Amended and
Restated Stockholder Rights
Agreement

Series D Purchasers

Larry Abrams

101 Westcott Street, Apt 1601

Houston, TX 77007

AHI/ELX Associates, LLC

c/o Angel Healthcare Investors, LLC

One Gateway Center, Suite 902

Newton, MA 02458

Prince Ahmad Bin Khalid Al-Saud

21650 Oxford Street,

Suite 100

Woodland Hills, CA 91367-4907

ARCH Venture Fund V, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

ARCH V Entrepreneurs Fund, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

Franklin M. Berger

470 Park Avenue South

9th Floor North

New York, NY 10016

CDIB BioScience Ventures I, Inc.

9191 Towne Centre Drive, Suite 575

San Diego, CA 92122

fax : 858-552-6811

Attn: Chin-tuck Lee

9F-1, No. 205, Sec 3, Peishin Road, Hsintien City, Taipei, Taiwan

fax : 886-2-8913-1955

Attn: Cynthia Hsiah

Wellington Chen and Josephine Chen, JTWROS

Attn: Josephine Chen

17869 Tramonto Drive

Pacific Palisades, CA 90272

DeA Capital (formerly Cdb Web Tech SpA)

Via Borgonuovo, 24

20121 Milano, Italy

Healthcare Focus Fund, L.P.

8725 W. Higgins Road,

Suite 290

Chicago, IL 60631

Paul B. Kopperl 1997 Trust (formerly Paul B. Kopperl)

6 Deer Hill Road

P.O. Box 301

West Stockbridge, MA 01266

MPM BioVentures II, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures II-QP, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures GMBH & Co. Parallel-Beteiligungs KG

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM Asset Management Investors 2001 LLC

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM BioVentures Strategic Fund, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

MPM Bio IV NVS Strategic Fund, L.P.

The John Hancock Tower

200 Clarendon Street

54th Floor

Boston, MA 02116

mRNA Fund L.P.

222 Berkeley Street, Suite 1650

Boston, MA 02116

MunMun International Ltd.

c/o Saudi Fal Group

PO Box 4900

Riyadh, Saudi Arabia

Omega Fund II, L.P.

c/o International Private Equity Services Limited

P.O. Box 431, Alexander House. 13-15 Victoria Road

St. Peter Port, Guernsey GY1 3ZD, Channel Islands

United Kingdom

Oxford Bioscience Partners III L.P.

222 Berkeley Street, Suite 1650

Boston, MA 02116

Oxford Bioscience Partners (Bermuda) III Limited Partnership

222 Berkeley Street, Suite 1650

Boston, MA 02116

Oxford Bioscience Partners (Adjunct) III L.P.

222 Berkeley Street, Suite 1650

Boston, MA 02116

Philip R. Reilly

145 Monument ST.

Concord, MA 01742

Physic Ventures, L.P.

200 California Street, 5th Floor

San Francisco, CA 94111

Saudi Venture Development Company Ltd.

PO Box 9175

Riyadh 11413

Saudi Arabia

Taiwan Global Biofund

4F, 51, Sec.2, Chung Ching South Rd., Taipei, Taiwan

Teachers Insurance and Annuity Association of America

730 3rd Avenue

Attn: Holly Holtz (Securities Division)

New York, NY 10017

Trustees of Boston University

108 Bay State Road

Boston, MA 02215

Bonnie D. Zell

1420 Terry Ave., Unit 2301

Seattle, WA 98101

Exhibit A
to Second Amended and
Restated Stockholder Rights
Agreement

Instrument of Accession

Reference is made to that certain Second Amended and Restated Stockholder Rights Agreement dated as of September 4, 2007, a copy of which is attached hereto (as amended and in effect from time to time, the “Stockholder Rights Agreement”), among Elixir Pharmaceuticals, Inc. (the “Company”) and the Founders and the Purchasers (as defined therein).

The undersigned,                                         , in order to become the owner or holder of                                          shares of Restricted Stock (as defined in the Stockholder Rights Agreement) or securities convertible into or exchangeable for Restricted Stock (the “Securities”) of the Company, hereby agrees that by execution hereof the undersigned is a Purchaser party to the Stockholder Rights Agreement subject to all of the restrictions and conditions applicable to Purchasers set forth in such Stockholder Rights Agreement, and all of the Securities purchased by the undersigned in connection herewith (and any and all shares of stock of the Company issued in respect thereof) are subject to all the restrictions and conditions applicable to Restricted Stock as set forth in the Stockholder Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Stockholder Rights Agreement immediately upon execution.

Executed as of the date set forth below under the laws of the State of Delaware.

Signature:
Address:

Date:

Accepted:

ELIXIR PHARMACEUTICALS, INC.

By:
Name:
Title:
Date: